Exhibit 99.3

NORTHERN OIL & GAS, INC.

CODE OF BUSINESS CONDUCT AND ETHICS
Effective as of November 30, 2007

This Code of Business Conduct and Ethics (this “Code”) of Northern Oil & Gas, Inc. (“we,” “our,” the “Company”) was adopted by the Board of Directors of the Company (the “Board”) effective as of the date set forth above.

This Code sets forth the Company’s expectations regarding the conduct of all executive and other officers, employees, independent contractors and agents of the Company (collectively, “employees”) while acting on the Company’s behalf and also is designed to provide guidelines for dealing with fellow employees, customers, stockholders, competitors, the communities where we work, conflicts of interest, illegal or unethical behavior and trading in the Company’s securities.  The Board may amend this Code at any time, consistent with requirements of applicable laws, rules and regulations.

General Principles

Business Ethics

It is the policy of the Company that all employees and directors comply strictly with all laws governing its operations and to conduct its affairs in keeping with the highest moral, legal and ethical standards.  In particular, senior executive and financial officers hold an important and elevated role in maintaining a commitment to (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in the Company’s public communications, and (iii) compliance with applicable government rules and regulations.  Accordingly, the Board has adopted this Code.

Employees

We are committed to maintaining employment practices based on equal opportunity for all employees.  We will respect each other’s privacy and treat each other with dignity and respect. We are committed to providing a safe and productive working environment for all employees.

Stockholders

We are committed to protecting and improving the value of our stockholders’ investment through the prudent utilization of Company resources.  We also are committed to providing full and fair disclosure of our financial condition and results of operations.

Competitors

We are committed to competing vigorously and honestly in the oil and natural gas exploration and production industry.  Our success will be based to a substantial degree on the merits of our competitive ability.

Communities

We are committed to being a responsible corporate citizen of the communities in which we reside.  We will abide by all national and local laws, and will endeavor to improve the well-being of our communities.

Introduction

This Code governs our business decisions and actions. The integrity, reputation and profitability of the Company ultimately depends upon the individual actions of our employees and directors.  This Code embodies the commitment of the Company to conduct our business in accordance with all applicable laws, rules and regulations, the Company’s own internal policies and procedures and the highest ethical standards.

This Code serves to assist in defining our ethical principles, and is not all-encompassing.  Each employee and each director has the personal responsibility to apply this Code in good faith and with reasonable business judgment.  This Code will be enforced equitably.  Any employee who does not adhere to this Code is acting outside the scope of his/her employment.

This Code does not create or constitute an express or implied contract of employment for any definite period of time.  Employment with the Company is at-will unless a written employment agreement for a specified period of time has been signed by the Company and the employee.  The information and policies contained in this Code are subject to change and the Company expressly reserves the right to modify or terminate any policies or procedures whether or not described in this Code at any time in its sole and unilateral discretion.

Business Ethics

It is the policy of the Company that all employees and directors maintain the highest ethical standards and comply with all applicable legal requirements when conducting Company business.  All employees and directors are expected to read and to familiarize themselves with this Code and the Company’s other policies, standards and procedures that are applicable to them.  It is important that employees ask questions and seek advice from appropriate personnel if they have any doubt regarding the legality of an action taken, or not taken, on behalf of the Company.

Protection and Proper Use of Company Assets

All employees and directors should protect the Company’s assets and ensure their efficient use.  All Company assets should be used for legitimate business purposes only.  The use of assets of the Company for any unlawful or improper purpose is strictly prohibited.  Theft, carelessness and waste have a direct impact on the Company’s profitability.

Confidentiality

Employees and directors shall maintain the confidentiality of information entrusted to them by the Company.  Information that is learned about other companies in the course of Company business that is not generally available to the public also must be kept confidential.  The obligation to preserve confidential information shall continue even after the employment or other relationship with the Company ends.  Any documents, papers, records or other tangible items that contain trade secrets or proprietary information are the property of the Company.

Political Contributions

No funds or assets of the Company shall be used, directly or indirectly, for federal, state or local political contributions or for political contributions outside the United States, even where permitted by applicable laws, without the prior written approval of the Company’s chief executive officer.  The Board of Directors shall be immediately advised of all such political contributions, if any.  No funds or assets of the Company shall be paid, loaned, given or otherwise transferred, directly or indirectly, to any government official or employee or to any entity in which a government official or an employee is known to have a material interest, except in accordance with the following practices and procedures.

Social Amenities, Gifts and Entertainment

Under no circumstance shall the Company’s relations with government officials and employees be conducted in any manner that would subject the Company to embarrassment or reproach if publicly disclosed.  Gifts, social amenities, reasonable entertainment and other courtesies may be extended to government officials or employees only to the extent clearly appropriate under applicable customs and practices.  Any expenses incurred by an employee or a director in connection therewith shall be specifically designated as such on the employee’s or director’s related expense account and specifically reviewed and approved by an officer (or, if the employee is an officer, another officer) of the Company.

Employees

Equal Employment Opportunity

It is our policy to afford equal employment opportunities to all qualified individuals in all aspects of the employment relationship.  The Company does not tolerate or condone any type of discrimination prohibited by law, including harassment.

Sexual and Other Unlawful Harassment

It is the policy of the Company to treat all employees with respect and dignity. The Company prohibits any form of harassment including harassment based on an employee’s gender, race, national origin, religion, age or disability.

Harassment is verbal or physical conduct that denigrates or shows hostility or aversion toward an individual because of his/her race, color, religion, gender, national origin, age or disability, or that of his/her relatives, friends or associates, and that:

• has the purpose or effect of creating an intimidating, hostile or offensive working environment;
• has the purpose or effect of unreasonably interfering with an individual’s work performance; or
• otherwise adversely affects an individual’s employment opportunities.

  Unwelcome sexual advances or requests for sexual favors constitute sexual harassment when submission to such conduct is made either explicitly or implicitly a term or condition of an individual’s employment, or submission to, or rejection of, such conduct by an individual is used as a basis for employment decisions affecting such individual.

Any person who believes he or she has been or is being subjected to harassment based on his/her gender, race, national origin, religion, age or disability should bring the matter to the attention of management.  Any person who believes that unlawful harassment has occurred or is occurring should promptly report such conduct to one of the above persons regardless of the position of the offending person.  Reports should be made as soon as possible (usually within 24 hours) to enable the Company to facilitate prompt and thorough investigations and enable the Company to eradicate harassment.  Employees should not wait for a situation to become worse or unbearable before making a report.

It is intended that the privacy of the persons involved will be protected, except to the extent necessary to conduct a proper investigation.  If an investigation substantiates that the complaint is valid, immediate corrective action designed to stop the harassment and prevent its reoccurrence will be taken.

Drug and Alcohol Abuse

Drug abuse in the workplace is strictly prohibited.  Moreover, employees are required to report to work free from the presence of illegal or prohibited drugs in their systems.  Alcohol use by employees on the job, unless authorized by the Company, is also prohibited.  It is the individual employee’s responsibility to abide by the Company’s drug and alcohol policy.

Electronic, Computer and Communication Policy

Purpose.  The Company maintains appropriate computer hardware and software, facsimiles, printers, telephones (including cell phones), voice mail, electronic mail systems and Internet access to assist in conducting the business of the Company.  These items are intended to be used for communication by employees for legitimate business purposes.  The use of any such items should not violate any of the policies of the Company or hamper the productivity of the employee and/or their co-workers.

Property of the Company; No Right to Privacy.  The electronic mail system hardware/software is Company property.  Electronic messages are public communication and are not private.  The Company reserves the right to review, audit, intercept, access and disclose within the Company or to law enforcement or other third parties all communications (including text and images) created, received or sent over the electronic mail or Internet system for any purpose without the prior consent of the sender or the receiver.  The Company may advise appropriate officials of any illegal activities.

Content of Messages.  Messages distributed over Company e-mail addresses should be related to the business of the Company and appropriate distribution lists should be used based on the content of the message.  The electronic mail or Internet system may not be used to solicit or proselytize for commercial ventures, religious or political causes, outside organizations or other non-job related solicitations.  The electronic mail or Internet system is not to be used to create any offensive or disruptive messages.  Among those that are considered offensive are any messages that contain sexual implications, racial slurs or any other comment that offensively addresses someone’s age, gender, religious or political beliefs, national origin or disability.

Copyrighted and Other Protected Materials.  Neither the electronic mail system nor the Internet is to be used to send (upload) or receive (download) copyrighted materials, trade secrets, proprietary financial information or similar materials without prior authorization.

Conflicts of Interest

A conflict of interest exists where one or both parties in a relationship receive or give unfair advantage or preferential treatment because of the relationship and the term “conflict of interest” describes any circumstance that could cast doubt on a person’s ability to act with total objectivity with regard to the Company’s interest.  Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board.  Any employee or director who becomes aware of a conflict should bring it to the attention of management or other appropriate personnel.  All employees must conduct business in a manner that avoids even the appearance of conflict between personal interests and those of the Company.

Relationships, including business, financial, personal and family, may give rise to conflicts of interest or the appearance of a conflict. Employees should carefully evaluate their relationships as they relate to Company business to avoid conflict or the appearance of a conflict.  As such, employees and directors should not have an undisclosed relationship with, or financial interest in, any business that competes or deals with the Company; provided that the ownership of less than 1% of the outstanding shares, units or other interests of any class of publicly traded securities is acceptable.  Also, employees are prohibited from directly or indirectly competing, or performing services for any person or entity in competition with, the Company.

All full-time employees should obtain the approval of appropriate management personnel before serving as a trustee, regent, director or officer of a philanthropic, professional, national, regional or community organization or educational institution.  This policy applies where significant time spent in support of these functions may interfere with time that should be devoted to the Company’s business.

Vendors

It is our policy to purchase all equipment and services on the basis of competitive pricing or merit.  Company vendors will be treated with integrity and without discrimination.

Consultants, Representatives, Agents, Contractors and Subcontractors

Consultants, representatives, agents, contractors and subcontractors of the Company must not act on the Company’s behalf in any manner that is inconsistent with this Code or any applicable laws or regulations.

Record Keeping and Reporting Obligations

Accuracy of Company Records

Company management is responsible for maintaining an effective system of administrative and accounting controls in their areas of responsibility.  Internal controls provide the Company with a system of “checks and balances” to help insure that administrative and accounting policies are complied with throughout the organization.  In addition to being necessary and good business practice, this policy promotes compliance with applicable securities laws.

In administering the system of internal controls, management should communicate to employees all Company policies that apply to their job.  Management also should show leadership in adhering to the policies and enforcing them.  Reasonable procedures for carrying out Company policies and preventing deviations should be established.  In keeping with the Company’s management style, management has considerable discretion in developing these procedures, which should be kept to a minimum within the spirit of the requirements of this policy.  If deviations from policy do occur, appropriate (i.e., fair, but firm) disciplinary action may be necessary.

In carrying out their responsibility for administering accounting controls, management must ensure that:

• business transactions of all kinds are executed by employees authorized to do so;
• access to assets of all kinds (e.g., cash, inventory, property, etc.) is permitted only with authorization by appropriate management levels;
• business transactions are reported as necessary to (a) permit preparation of accurate financial and other records and (b) clearly reflect the responsibility for assets; and
• records identifying the responsibility for assets are compared with actual assets at reasonable intervals and appropriate action is taken if there are discrepancies.

Management should ensure that records are timely made and accurately and fairly represent all business transactions.  This means that:

• all assets and transactions must be recorded in normal books and records;
• no unrecorded funds shall be established or maintained for any purpose;
• records shall not be falsified in any manner; and

• oral and written descriptions of transactions, whether completed or contemplated, must be full and accurate and special care must be exercised in describing transactions to those responsible for the preparation or verification of financial records to avoid any misleading inferences.

Record Retention

The retention or disposal of Company records shall be in accordance with established policies and legal requirements.

Financial Code

For purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the Financial Code (attached to this Code as Addendum A) contains the code of ethics by which our President, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and/or Controller or, if no person holds any of such offices, the person or persons performing similar functions (the “Senior Financial Officers”) are expected to conduct themselves when carrying out their duties and responsibilities.  The Senior Financial Officers shall acknowledge and certify their on-going compliance with such provisions.  All employees (including the Senior Financial Officers) and directors of the Company should carefully review and understand the Financial Code.

Reporting Obligations and Compliance

The Company proactively promotes accurate and timely disclosure of material information relating to the Company, its results of operations and its financial condition.

The Company does not permit retaliation of any kind for good faith reports of possible ethical or legal violations or of other material information.  Persons making a report knowing it is false or willfully disregarding its truth or accuracy, or engaging in any other bad faith use of the reporting system, are in violation of this Code.

Compliance with Laws and Company Policies

It is the policy of the Company that all employees and directors of the Company maintain the highest ethical standards and comply with all applicable legal requirements when conducting Company business.  Although employees and directors are not expected to know every law that is applicable to the Company, it is important that employees and directors know enough to ask questions and seek advice from management, lawyers or other appropriate personnel if they have any doubt regarding the legality of an action taken, or not taken, on behalf of the Company.  For this reason, all employees and directors are expected to read and to familiarize themselves with this Code and the Company’s other policies, standards and procedures that are applicable to them.

Insider Trading and Transactions in Company Securities

Purchasing or selling, whether directly or indirectly, securities of the Company while in possession of material non-public information is both unethical and illegal.  Employees and directors also are prohibited by law from disclosing material non-public information to others who might use the information to directly or indirectly place trades in the Company’s securities.  Moreover, employees, directors, members of their immediate families, members of their household and companies controlled by such persons may not buy or sell Company securities with the knowledge of a material fact or material change with respect to the Company that has not been generally disclosed.

Pursuant to the rules under the Securities Exchange Act of 1934, most purchases or sales of securities of the Company by directors, executive officers and 10% stockholders must be disclosed within two business days of the transaction.  Employees and directors who are subject to these reporting requirements must comply with the Company’s policies and procedures regarding short-swing trading and reporting requirements.

Employees and directors who violate this policy, including engaging in insider trading, shall be subject to disciplinary measures up to and including termination from employment.  In addition, violations of this policy may result in criminal and civil liability for you and the Company.

Health, Safety and Environmental Matters

The Company will conduct its operations in a manner that safeguards the environment to the fullest extent practicable.  The Company will establish policies, procedures and plans for the conduct of its operations in compliance with all applicable environmental laws and regulations.

Antitrust Compliance

The objective of the U.S. antitrust laws is to promote competition and to prevent any unlawful combination or conspiracy among competitors.  This objective is accomplished by a prohibition against unreasonable restraints of trade in the United States.  The Company is committed to abiding by the antitrust laws.  Each employee and each director is responsible for compliance with applicable antitrust laws.

Under U.S. law, certain agreements with competitors are unlawful per se and no question as to their reasonableness from a business or commercial viewpoint is allowed.  The law provides severe criminal and civil penalties for per se violations.  Such violations include agreements or understandings with any competitor to:

• fix, stabilize or control prices, including resale prices;
• allocate products, customers or territories;
• boycott certain customers or suppliers; or
• refuse to engage in the manufacture or sale of, or to limit production or sale of, any product or product line.

Employees and directors should seek legal advice from the Company’s legal counsel whenever any question arises as to the possible application of antitrust laws and be guided by the advice received.

Timely Reporting

All reports and other filings with governmental agencies shall be filed in a timely manner in compliance with applicable laws.

Illegal or Unethical Behavior

The Company proactively promotes ethical behavior.  Employees should report violations of applicable laws, rules and regulations, this Code or any other code, policy or procedure of the Company to appropriate personnel.  Officers of the Company should report any such violation directly to the chief executive officer and/or the chief financial officer.  Employees and directors are expected to cooperate in internal investigations of misconduct.

How to Report Illegal or Unethical Behavior

If an employee encounters a situation that may involve illegal or unethical behavior, the employee should:

• Have all the facts. In order to reach the right solutions, all relevant information must be known.
• Ask what he/she specifically is being asked to do and whether it seems unethical or improper.
• Understand each person’s individual responsibility and role. In most situations, there is shared responsibility.
• Discuss the problem with management.
• Seek help from any and all Company resources.

• Report ethical violations in confidence and without fear of retaliation.  If the situation so requires, an employee’s anonymity will be protected.  The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

• Always ask first, act later. When unsure of what to do in any situation, employees should seek guidance and ask questions before the action in question is taken.

Violations

Each person is accountable for his/her compliance with this Code.  Violations of this Code may result in disciplinary action against the violator, including counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment or restitution.  Each case will be judged on its own merits.

ADDENDUM A

NORTHERN OIL & GAS, INC.

FINANCIAL CODE OF ETHICS
Effective as of November 30, 2007

This Financial Code of Ethics (this “Financial Code”) of Northern Oil & Gas, Inc. (the “Company”) was adopted by the Board of Directors of the Company (the “Board”) effective as of the date set forth above.  This Financial Code sets forth the ethical principles by which the chief executive officer, chief financial officer and controller or principal accounting officer or, if no person holds any of such offices, the person or persons performing similar functions (the “Senior Financial Officers”) are expected to conduct themselves when carrying out their duties and responsibilities.  The Senior Financial Officers also must comply with the Company’s Corporate Code of Business Conduct and Ethics.

The policy of the Company is to comply strictly with all laws governing operations and to conduct its affairs in keeping with the highest moral, legal and ethical standards.  In particular, senior executive and financial officers hold an important and elevated role in maintaining a commitment to (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in the Company’s public communications, and (iii) compliance with applicable governmental rules and regulations.

Honest and Ethical Conduct

In carrying out his/her duties to and responsibilities for the Company, each Senior Financial Officer shall:

1.	engage in only honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.
avoid conflicts of interest by disclosing to the full Board any material transaction or relationship that reasonably could be expected to give rise to such a conflict; and complying with the procedures, limitations, additional disclosure and reporting obligations and other requirements that the Board may establish to mitigate or eliminate the conflict of interest or its effects on the Company;

3.
provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the United States Securities and Exchange Commission and in other public communications that the Company makes;

4.	comply in all material respects with all applicable laws, rules and regulations of national, state, provincial and local governments;

5.
act in good faith, responsibly, with due care and diligence, without misrepresenting material facts or allowing his/her independent judgment on behalf of the Company to be subordinated to other interests; and

6.	promote ethical behavior by others in the work environment.

Waivers

Consents obtained pursuant to this Financial Code, or waivers of any provision of this Financial Code, shall be made only by the full Board.  Persons seeking a waiver should be prepared to disclose all pertinent facts and circumstances, respond to inquiries for additional information, explain why the waiver is necessary, appropriate, or in the best interests of the Company, and comply with any procedures that may be required to protect the Company in connection with a waiver. If a waiver of this Financial Code is granted, appropriate disclosure will be made promptly in accordance with applicable laws, rules and regulations.

Compliance Procedures

Enforcement of sound ethical standards is the responsibility of every employee and director of the Company.  Violations and reasonable suspicions of violations of this Financial Code should be reported promptly to the Board.  The reporting person should make full disclosure of all pertinent facts and circumstances, taking care to distinguish between matters that are certain and matters that are suspicions, worries or speculation, since the situation may involve circumstances unknown to the reporting person.  The Company does not permit retaliation of any kind for good faith reports of possible ethical violations.  Persons making a report knowing it is false or willfully disregarding its truth or accuracy, or engaging in any other bad faith use of the reporting system, are in violation of the Company’s Corporate Code of Business Conduct and Ethics.

Each employee and each director of the Company shall be provided a copy of this Financial Code.  Each Senior Financial Officer shall sign a written affirmation acknowledging that such Senior Financial Officer has received and read this Financial Code and understands its contents.  The affirmation may be separate from or included within another affirmation or acknowledgment relating to codes of conduct and ethics, employee manuals, handbooks or other materials supplied to Senior Financial Officers.  Any employee or director to whom this Financial Code has been provided may be required, from time to time, to sign a written affirmation stating that such person (a) has received and read this Financial Code and understands its contents, and (b) has no knowledge of any violation of this Financial Code that has not been communicated previously to the Board.

Violations

Each person is accountable for his/her compliance with this Financial Code.  Violations of this Financial Code may result in disciplinary action against the violator, including counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment or restitution.  Each case will be judged and evaluated on its own merits.

Amendments

The Board may amend this Financial Code at any time, consistent with the requirements of applicable laws, rule and regulations.  Any amendments to this Financial Code must be promptly disclosed in accordance with such requirements.

AFFIRMATION OF RECEIPT AND UNDERSTANDING OF THE FINANCIAL CODE OF ETHICS

I hereby affirm, as a Senior Financial Officer of Northern Oil & Gas, Inc. (the “Company”), that I have received and read the Company’s Financial Code of Ethics and understand its contents in its entirety.  I also affirm and acknowledge that I am wholly responsible and accountable for my compliance with the Company’s Financial Code, Code of Business Conduct and Ethics and all other materials so provided to the Senior Financial Officers of the Company.

By:
Name Printed: Michael Reger
Title: Chief Executive Officer
Date: November 30, 2007

AFFIRMATION OF RECEIPT AND UNDERSTANDING OF THE FINANCIAL CODE OF ETHICS

I hereby affirm, as a Senior Financial Officer of Northern Oil & Gas, Inc. (the “Company”), that I have received and read the Company’s Financial Code of Ethics and understand its contents in its entirety.  I also affirm and acknowledge that I am wholly responsible and accountable for my compliance with the Company’s Financial Code, Code of Business Conduct and Ethics and all other materials so provided to the Senior Financial Officers of the Company.

By:
Name Printed: Ryan Gilbertson
Title: Chief Financial Officer
Date: November 30, 2007